UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                            October 11, 2007

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                         WERNER ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


	NEBRASKA                        0-14690       	         47-0648386
(State or other jurisdiction of	    (Commission File          (IRS Employer
incorporation)			        Number)	        Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA						              68145
(Address of principal 			   	 		 (Zip Code)
executive offices)

     Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 15, 2007, the registrant issued a news release announcing its operating revenues and earnings for the third quarter ended September 30, 2007. A copy of the news release is included as an exhibit to this Form 8-K.

ITEM 8.01. OTHER EVENTS.

     On October 11, 2007, the Company's Board of Directors approved an increase in the number of shares of common stock authorized for repurchase by the Company. Under the new authorization, the Company is authorized to repurchase 8 million shares, which is in addition to the remaining 0.7 million shares available for repurchase pursuant to the Board's previous authorized increase approved on April 14, 2006. The Company may purchase shares from time to time depending on market, economic and other factors. These authorizations will continue until withdrawn by the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibit 99.1	 News  release  issued by the registrant on October
15, 2007.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WERNER ENTERPRISES, INC.


Date:	 October 16, 2007 		 By:    /s/ John J. Steele
        -------------------                     --------------------------
					        John J. Steele
                                                Executive Vice President,
                                                  Treasurer and Chief
                                                  Financial Officer


Date:	 October 16, 2007 		 By:    /s/ James L. Johnson
        -------------------                     --------------------------
                                                James L. Johnson
                                                Senior Vice President,
                                                  Controller and Corporate
                                                  Secretary